UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 22, 2021

Viking Energy Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	98-0199508
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15915 Katy Freeway Suite 450, Houston, Texas	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed in the Current Report on Form 8-K of Viking Energy Group, Inc. (“Viking” or the “Company”) filed on November 19, 2021, on November 18, 2021, Viking entered into a Membership Interest Purchase Agreement (the “MIPA”) with RESC Renewables Holdings, LLC (the “Seller”) to acquire all of the membership interests (collectively, the “Acquired Interests”) of New Rise Renewables, LLC (“New Rise”). New Rise owns all of membership interests in each of New Rise Renewables Reno, LLC (“New Rise Reno”) and New Rise Processing Reno, LLC (“New Rise Processing” and, together with New Rise and New Rise Reno, the “Acquired Entities”). The Acquired Entities are in the process of engineering, developing, constructing and bringing into commercial operations a processing plant located in Reno, Nevada, that is designed to produce renewable diesel (the “Plant”).

On or about December 22, 2021, Viking and the Seller executed a First Amendment to Membership Interest Purchase Agreement (the “Amendment”) pursuant to which the parties agreed the aggregate amount to be paid for the Acquired Interests shall be three hundred million dollars ($300,000,000) (the “Purchase Price”), subject to adjustments, payable as follows: (i) $25,000,000 on the Closing Date; and (ii) a number of shares equal to balance of the Purchase Price divided by the stated value of the preferred stock of Viking, par value $0.001 per share (“Viking Preferred Stock”). If the Plant exceeds a production capacity of 3,000 barrels per day at the Commercial Operations Date as determined by an independent engineering firm, then the Seller shall be entitled to an increase in the Purchase Price by $150,000 for each barrel per day the Plant exceeds a production capacity of 3,000 barrels per day, up to 3,500 barrels per day (or a maximum increase of $75,000,000.00) (such amount, if any, the “Production Increase”). Any payment of the Production Increase shall be paid, at Viking’s option, in cash or shares of Viking Preferred Stock, or a combination of both. The Purchase Price will also be adjusted downward or upward on a dollar for dollar basis if the actual amount of certain liabilities are higher or lower than the estimated amount of such liabilities.

The Viking Preferred Stock is to have the following terms and conditions: (i) Voting Entitlements: non-voting; (ii) Dividends: dividend rate of 7.25% per annum, payable semi-annually in cash or in shares of common stock of Viking, or combination of both, in each case at Viking’s option, with dividends to start accruing on the first day of the month immediately following the Commercial Operations Date; (iii) Redemption: Viking shall have an option to redeem up to $75 million of the Viking Preferred Stock for cash for 105% of the face value within the first eight months following the Closing Date; (iv) Permanent Equity Characterization: Redemption and other features to be determined by Viking’s accounting consultants such that the Viking Preferred Stock may be characterized as “permanent equity” on Viking’s financial statements; and (iv) Conversion Features: (A) Convertible into shares of common stock of Viking at a fixed conversion price equal to the volume weighted average price of Viking’s common stock during the period commencing on the date which the terms of the MIPA were disclosed by Viking through a Current Report on Form 8-K filed with the Securities and Exchange Commission and ending on the date that is the 10th business day following the Closing Date; (B) all conversions shall be subject to a 9.99% beneficial ownership limitation; and (C) the conversion entitlement with respect to 40% of Stock Consideration shall not apply until the Commercial Operations Date.

The Closing Date is to be no later than January 31, 2022, however if New Rise has received additional funds to cover certain obligations due in December 2021 and January 2022, and if New Rise and Viking mutually agree that the closing of the Viking Bond will occur within a reasonable timeframe given the ongoing financial needs of the Plant, the January 31, 2022 deadline will be extended to no later than February 28, 2022.

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The Company’s obligation to purchase the Acquired Interests is conditioned on certain items set out in the MIPA, including, without limitation: (i) Viking having obtained the Viking Bond, on terms and conditions satisfactory to Viking in its sole discretion; and (ii) Viking having completed its due diligence investigation of the Acquired Entities and the Plant, and, in its sole discretion, being satisfied with the results of such due diligence investigation. There is no guaranty the conditions will be satisfied.

Concurrent with the execution of the Amendment, New Rise Processing executed and delivered in Viking’s favor a promissory note in the principal amount of $500,000 (the “Note”), and Viking advanced $500,000 to New Rise Processing on December 22, 2021, under the Note. New Rise Processing’s obligations under the Note are secured by: (i) a Guaranty executed by the Seller (RESC Renewable Holdings, LLC) in favor of the Company (the “Guaranty”), and (ii) a Security Agreement-Pledge executed by RESC, LLC (the owner of the Seller) in favor of Viking, granting Viking a first position and perfected security interest in 20% of the membership interests of the Seller (the “Pledge Agreement”). Each of the Note, Guaranty and Pledge Agreement are dated December 22, 2021. The Note bears interest at a rate of 10% per annum, and all principal and accrued interest due thereunder are payable on the earlier of: (i) the Company’s acquisition of the Acquired Interests; or (ii) June 30, 2022.

The foregoing descriptions of Amendment, Note, Guaranty, and Pledge Agreement do not purport to be complete and are qualified in their entirety by reference to the form of Amendment, Note, Guaranty, and Pledge Agreement, copies of which are filed as Exhibits 10.1, 10.2, 10.3, and 10.4 to this Current Report on Form 8-K and incorporated in this Item 1.01 by reference in their entirety.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	First Amendment to Membership Interest Purchase Agreement, by and between Viking Energy Group, Inc., and RESC Renewable Holdings, LLC, dated December 22, 2021
10.2	Promissory Note, by New Rise Processing Reno, LLC, in favor of Viking Energy Group, Inc., dated December 22, 2021
10.3	Guaranty, by and between Viking Energy Group, Inc., and RESC Renewable Holdings, LLC, dated December 22, 2021
10.4	Security Agreement-Pledge, by and between Viking Energy Group, Inc., and RESC, LLC, dated December 22, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIKING ENERGY GROUP, INC.

Date: December 27, 2021	By:	/s/ James A. Doris
	Name:	James A. Doris
	Title:	Chief Executive Officer

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